UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 16, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officers

On February 16, 2006, the Company announced the promotion of Steven J. Murphy to Chief Financial Officer. Mr. Murphy, 54, joined Natus in 2002 and has served as the Company’s Vice President Finance and Principal Financial Officer since June 2003. Prior to joining Natus, Mr. Murphy was controller of AdvisorTech Corporation, an international software development company providing IT-based solutions in the field of investments, from October 1998 through January 2002. From February 2002 until September 2002, Mr. Murphy acted as interim Controller of Travel Nurse International, a temporary staffing firm that was acquired by Medical Staffing Network in December 2002. There were no changes to Mr. Murphy’s compensation from that described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2005.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated February 16, 2006 announcing the promotion of Steven J. Murphy to Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: February 22, 2006	By:	/s/ JAMES B. HAWKINS
James B. Hawkins
President and Chief Executive Officer